Exhibit 99.2

Amounts in millions, except per share amounts, ASP, percentages	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15[9]	Revenue by Channel R4Q Ending Q4 FY15 Revenue by Geography R4Q Ending Q4 FY15
TAM	176.3	119.1	146.4	156.7	139.1	135.8	135.9	133.3	140.2	142.2	138.1	138.0	147.3	140.8	125.0	111.0
HDD Share	32.8%	23.9%	30.2%	45.3%	44.9%	43.6%	44.3%	44.9%	44.7%	44.4%	43.8%	45.7%	44.0%	43.4%	43.6%	43.7%
Units (HDD)[2]	57.8	28.5	44.2	71.0	62.5	59.2	60.2	59.9	62.6	63.1	60.4	63.1	64.7	61.0	54.5	48.5
ASP (HDD)	$46	$69	$68	$65	$62	$62	$61	$60	$58	$60	$58	$56	$58	$60	$61	$60
Revenue	$2,694	$1,995	$3,035	$4,754	$4,035	$3,824	$3,764	$3,728	$3,804	$3,972	$3,703	$3,651	$3,943	$3,888	$3,550	$3,191
Gross Profit	$541	$648	$977	$1,472	$1,193	$1,059	$1,061	$1,050	$1,099	$1,156	$1,076	$1,029	$1,149	$1,110	$1,032	$930
Gross Margin	20.1%	32.5%	32.2%	31.0%	29.6%	27.7%	28.2%	28.2%	28.9%	29.1%	29.1%	28.2%	29.1%	28.5%	29.1%	29.1%
R&D	$193	$191	$265	$406	$396	$378	$396	$402	$401	$416	$418	$426	$437	$426	$402	$381
SG&A	71	85	122	178	179	162	185	180	132	226	201	202	220	164	199	190
Other	18	210	48	80	26	41	63	689	24	36	38	49	23	54	10	104

Total Operating Expenses	$282	$486	$435	$664	$601	$581	$644	$1,271	$557	$678	$657	$677	$680	$644	$611	$675
Operating Income (Loss)	$259	$162	$542	$808	$592	$478	$417	$(221)	$542	$478	$419	$352	$469	$466	$421	$255
Net Income (Loss)	$239	$145	$483	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220
EPS	$1.01	$0.61	$1.96	$2.87	$2.06	$1.36	$1.60	$(1.12)	$2.05	$1.77	$1.55	$1.32	$1.76	$1.84	$1.63	$0.94
Diluted Shares Outstanding	237	237	246	260	252	246	245	236	242	243	242	241	240	238	236	235
Non-GAAP Results
Gross Profit[10]	$541	$648	$1,077	$1,511	$1,231	$1,097	$1,099	$1,085	$1,135	$1,196	$1,115	$1,078	$1,188	$1,187	$1,069	$951
Gross Margin[10]	20.1%	32.5%	35.5%	31.8%	30.5%	28.7%	29.2%	29.1%	29.8%	30.1%	30.1%	29.5%	30.1%	30.5%	30.1%	29.8%
Operating Expenses [10]	$261	$273	$383	$572	$564	$529	$559	$564	$574	$616	$605	$598	$638	$620	$591	$560
Net Income	$260	$358	$619	$872	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356
EPS[6]	$1.10	$1.51	$2.52	$3.35	$2.36	$2.09	$2.10	$1.96	$2.12	$2.19	$1.94	$1.85	$2.10	$2.26	$1.87	$1.51
Revenue By Channel
OEM	53%	59%	64%	69%	63%	61%	60%	66%	64%	62%	62%	65%	63%	63%	64%	67%
Distributors	29%	25%	28%	21%	24%	24%	26%	23%	24%	24%	25%	23%	24%	23%	23%	21%
Retail	18%	16%	8%	10%	13%	15%	14%	11%	12%	14%	13%	12%	13%	14%	13%	12%
Revenue by Geography
Americas	19%	22%	21%	27%	23%	27%	27%	28%	26%	25%	25%	24%	27%	27%	29%	32%
EMEA	22%	21%	18%	18%	18%	23%	22%	19%	20%	23%	21%	20%	21%	24%	21%	21%
Asia/ANZ	59%	57%	61%	55%	59%	50%	51%	53%	54%	52%	54%	56%	52%	49%	50%	47%
Top 10 Customers Revenue	49%	51%	53%	53%	44%	45%	45%	48%	48%	42%	44%	45%	45%	44%	43%	44%
Enterprise SSD Revenue	$—	$—	$11	$54	$70	$89	$92	$104	$106	$155	$134	$113	$156	$187	$224	$244
Non-PC Revenue[12]	36%	34%	31%	45%	46%	51%	51%	52%	53%	54%	53%	54%	55%	58%	60%	65%
PC Units[5]
Notebook	19.622	9.814	18.067	32.773	25.887	21.300	21.547	23.989	22.912	22.662	21.814	22.899	23.396	21.178	18.785	15.513
Desktop	21.588	11.391	15.975	21.211	16.819	17.717	18.383	16.185	17.307	16.825	16.635	16.182	16.320	15.375	13.523	11.601
Non-PC Units
Consumer Electronics[4]	7.188	2.352	3.643	4.155	8.019	6.452	6.517	6.544	8.474	8.794	8.573	10.906	10.485	9.295	8.610	9.056
Branded	7.060	3.191	2.926	4.986	5.767	7.139	6.517	5.281	6.146	7.018	6.272	6.012	6.780	7.156	6.090	5.151
Enterprise	2.369	1.724	3.616	7.913	5.988	6.633	7.211	7.897	7.771	7.783	7.129	7.098	7.763	8.041	7.519	7.199

Total HDD	57.827	28.472	44.227	71.038	62.480	59.241	60.175	59.896	62.610	63.082	60.423	63.097	64.744	61.045	54.527	48.520
Average GB Shipped	634	578	581	668	708	804	805	797	811	874	888	875	1,001	1,088	1,123	1,159
EB Shipped	36.7	16.5	25.7	47.4	44.3	47.6	48.4	47.7	50.8	55.1	53.6	55.2	64.8	66.4	61.3	56.2
R4Q EB Shipped	128.5	114.6	111.5	126.3	133.9	165.1	187.8	188.0	194.5	202.0	207.2	214.7	228.7	240.0	247.7	248.7

Volume and HDD Share[2]	Revenue and Non-GAAP Gross Margin[10]	Non-GAAP EPS Analysis

Note: Refer to “Non-GAAP Financial Measures” for information about non-GAAP financial measures included in this quarterly fact sheet.

Balance sheet, cash flows, earnings, dividends and share repurchase amounts in millions	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15’

Business Model

(Non-GAAP)

Gross Margin*

27%-32%

Operating Expense*

10%-12%

Operating Income*

15%-22%

Tax

7%-10% of Income

Before Tax

Capital Expenditures*

5%-7%

Conversion Cycle

4-8 Days

*Percent of Revenue

Cash and Cash Equivalents	$3,675	$3,924	$3,377	$3,208	$3,537	$3,816	$4,060	$4,309	$4,869	$4,655	$4,569	$4,804	$5,159	$4,902	$4,812	$5,024
Available-for-Sale (AFS) Securities	—	—	—	—	—	—	—	—	—	—	470	499	454	465	523	590
Debt	(263)	(231)	(2,743)	(2,185)	(2,128)	(2,128)	(2,013)	(1,955)	(2,398)	(2,340)	(2,469)	(2,438)	(2,406)	(2,375)	(2,344)	(2,567)

Net Cash, Cash Equivalents & AFS Securities	$3,412	$3,693	$634	$1,023	$1,409	$1,688	$2,047	$2,354	$2,471	$2,315	$2,570	$2,865	$3,207	$2,992	$2,991	$3,047
Cash Flow From Operations	$352	$378	$1,208	$1,128	$936	$772	$727	$684	$680	$727	$697	$713	$827	$243	$684	$488
Free Cash Flow	$218	$258	$1,069	$804	$554	$526	$539	$548	$544	$557	$536	$552	$667	$97	$534	$332
Capital Expenditures	$134	$120	$139	$324	$382	$246	$188	$136	$136	$170	$161	$161	$160	$146	$150	$156
Depreciation and Amortization	$158	$140	$188	$339	$313	$309	$309	$302	$312	$317	$307	$308	$289	$290	$285	$250
EBITDA	$417	$302	$730	$1,147	$905	$787	$726	$81	$854	$795	$726	$660	$758	$756	$706	$505
Accounts Receivable, Net	$1,356	$747	$2,377	$2,364	$1,951	$1,732	$1,700	$1,793	$1,791	$1,959	$1,802	$1,989	$1,915	$1,880	$1,696	$1,532
Inventory
Raw Materials	$170	$191	$329	$245	$237	$193	$191	$167	$208	$201	$204	$168	$178	$154	$173	$168
Work in Process	275	185	667	552	559	581	583	575	579	581	519	493	509	510	498	500
Finished Goods	200	90	286	413	508	430	423	446	457	511	554	565	585	618	651	700

Total Inventory	$645	$466	$1,282	$1,210	$1,304	$1,204	$1,197	$1,188	$1,244	$1,293	$1,277	$1,226	$1,272	$1,282	$1,322	$1,368
Property, Plant and Equipment, Net	$2,209	$2,091	$4,171	$4,067	$4,027	$3,938	$3,803	$3,700	$3,638	$3,509	$3,406	$3,293	$3,202	$3,099	$3,051	$2,965
Accounts Payable	$1,708	$883	$2,774	$2,773	$2,545	$2,185	$2,037	$1,990	$2,061	$2,106	$1,902	$1,971	$2,016	$2,071	$2,020	$1,881
Days Sales Outstanding[11]	46	34	71	45	44	41	41	44	43	45	44	50	48	44	44	44
Days Inventory Outstanding[11]	27	31	57	34	42	40	40	40	42	42	44	42	45	42	48	55
Days Payables Outstanding[11]	72	60	123	77	82	72	69	67	69	68	65	68	71	68	73	76
Cash Conversion Cycle[11]	1	5	5	2	4	9	12	17	16	19	23	24	22	18	19	23
Inventory Turns[11]	13	12	6	11	9	9	9	9	9	9	8	9	8	9	8	7
Dividends Paid	$—	$—	$—	$—	$—	$121	$—	$60	$59	$59	$71	$70	$94	$94	$93	$116
Shares Repurchased	—	—	—	16.4	5.2	4.2	5.2	4.4	2.3	2.0	2.8	3.2	2.2	3.2	2.2	2.0
Shares Repurchased	$—	$—	$—	$604	$218	$146	$243	$235	$150	$150	$244	$272	$223	$309	$240	$198
Remaining Amount Authorized	$416	$416	$416	$1,312	$2,594	$2,448	$2,205	$1,970	$1,820	$1,670	$1,426	$1,154	$931	$622	$2,382	$2,184
R4Q Economic Profit[8]	$113	$15	$(83)	$542	$801	$976	$884	$(59)	$(176)	$(109)	$(158)	$415	$332	$328	$320	$203
R4Q ROIC[8]	13.6%	11.9%	14.8%	20.4%	21.3%	21.0%	20.0%	10.1%	9.7%	10.5%	10.2%	15.1%	14.2%	14.1%	14.1%	13.1%
R4Q ROA[8]	9.5%	8.5%	10.5%	14.3%	14.9%	14.7%	14.2%	7.0%	6.7%	7.2%	7.0%	10.6%	10.0%	10.1%	10.2%	9.6%
Worldwide Headcount[3]	67,799	67,121	106,604	103,111	96,002	93,820	87,565	85,777	87,586	87,976	84,556	84,072	83,277	83,993	80,767	76,449

Gross vs. Net Cash, Cash Equivalents & AFS Securities	R&D10 and Capital Expenditures	Free Cash Flow	R4Q ROIC & R4Q Economic Profit[8]

Note: Refer to “Non-GAAP Financial Measures” for information about non-GAAP financial measures included in this quarterly fact sheet.

Non-GAAP Financial Measures

Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company’s business, making strategic acquisitions, strengthening the balance sheet, repaying debt, paying dividends and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP.

EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance.

Non-GAAP Gross Margin and Non-GAAP Gross Profit: Non-GAAP gross margin is a non-GAAP measure defined as non-GAAP gross profit divided by revenue. Non-GAAP gross profit is a non-GAAP measure defined as gross profit before any charges to cost of goods sold that are unusual, non-recurring, or may not be indicative of ongoing operations. Because we believe some charges may not be indicative of ongoing operations, we believe that non-GAAP gross profit is a useful measure to investors as an alternative method for measuring our operating performance and comparing it against prior periods’ performance.

Non-GAAP Operating Expenses: Non-GAAP operating expenses is a non-GAAP measure defined as operating expenses before any charges that are unusual, non-recurring, or may not be indicative of ongoing operations. Because we believe some charges may not be indicative of ongoing operations, we believe that non-GAAP operating expenses is a useful measure to investors as an alternative method for measuring our expense management and comparing it against prior periods’ performance.

Non-GAAP Net Income and Non-GAAP EPS: Non-GAAP net income and non-GAAP EPS are non-GAAP measures defined as net income and EPS, respectively, before any charges that are unusual, non-recurring, or may not be indicative of ongoing operations, or any tax impact related to those charges. Because we believe some charges may not be indicative of ongoing operations, we believe that non-GAAP net income and non-GAAP EPS are useful measures to investors as an alternative method for measuring our earnings performance and comparing it against prior periods’ performance.

In millions, except gross margin and per share amounts	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Reconciliation of Cash Flows from Operations to Free Cash Flow
Cash Flows from Operations	$352	$378	$1,208	$1,128	$936	$772	$727	$684	$680	$727	$697	$713	$827	$243	$684	$488
Capital Expenditures	(134)	(120)	(139)	(324)	(382)	(246)	(188)	(136)	(136)	(170)	(161)	(161)	(160)	(146)	(150)	(156)

Free Cash Flow	$218	$258	$1,069	$804	$554	$526	$539	$548	$544	$557	$536	$552	$667	$97	$534	$332
Reconciliation of Net Income to EBITDA
Net Income (Loss)	$239	$145	$483	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220
Interest	1	2	4	7	14	10	11	9	10	11	13	5	9	8	9	8
Income Tax Expense	19	15	55	56	59	133	15	35	37	37	31	30	37	20	28	27
Depreciation and Amortization	158	140	188	339	313	309	309	302	312	317	307	308	289	290	285	250

EBITDA	$417	$302	$730	$1,147	$905	$787	$726	$81	$854	$795	$726	$660	$758	$756	$706	$505
Reconciliation of Gross Margin to Non-GAAP Gross Margin & Gross Profit to Non-GAAP Gross Profit
Gross Profit[10]	$541	$648	$977	$1,472	$1,193	$1,059	$1,061	$1,050	$1,099	$1,156	$1,076	$1,029	$1,149	$1,110	$1,032	$930
Acquisition-related adjustments	—	—	91	—	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	10	—	39	—	1
Amortization of Intangibles	—	—	9	39	38	38	38	35	36	40	39	39	39	38	37	20

Non-GAAP Gross Profit[10]	$541	$648	$1,077	$1,511	$1,231	$1,097	$1,099	$1,085	$1,135	$1,196	$1,115	$1,078	$1,188	$1,187	$1,069	$951
Revenue	$2,694	$1,995	$3,035	$4,754	$4,035	$3,824	$3,764	$3,728	$3,804	$3,972	$3,703	$3,651	$3,943	$3,888	$3,550	$3,191
Gross Margin[10]	20.1%	32.5%	32.2%	31.0%	29.6%	27.7%	28.2%	28.2%	28.9%	29.1%	29.1%	28.2%	29.1%	28.5%	29.1%	29.1%
Non-GAAP Gross Margin[10]	20.1%	32.5%	35.5%	31.8%	30.5%	28.7%	29.2%	29.1%	29.8%	30.1%	30.1%	29.5%	30.1%	30.5%	30.1%	29.8%
Reconciliation of Operating Expenses to Non-GAAP Operating Expenses
Total Operating Expenses	$282	$486	$435	$664	$601	$581	$644	$1,271	$557	$678	$657	$677	$680	$644	$611	$675
Less:
Amortization of Intangibles	—	—	(3)	(12)	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(8)	(7)	(7)	(7)	(8)
Employee termination, asset impairment and other charges	—	—	—	(80)	(26)	(41)	(63)	(8)	(11)	(23)	(25)	(26)	(9)	(36)	(10)	(104)
Charges related to arbitration award	—	—	—	—	—	—	—	(681)	(13)	(13)	(13)	(13)	(14)	(1)	—	—
Acquisition-related adjustments	(14)	(14)	(34)	—	—	—	—	(7)	(13)	—	—	—	—	—	(3)	—
Charges and Insurance Recoveries Related to Flooding, Net	—	(199)	(15)	—	—	—	—	—	65	—	—	—	—	37	—	—
Other	(7)	—	—	—	—	—	(11)	—	—	(15)	(3)	(32)	(12)	(17)	—	(3)

Non-GAAP Operating Expenses	261	273	383	572	564	529	559	564	574	616	605	598	638	620	591	560
Reconciliation of Net Income (Loss) to Non-GAAP Net Income
Net Income (Loss)	$239	$145	$483	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220
Amortization of Intangibles	—	—	12	51	49	49	49	46	47	51	50	47	46	45	44	28
Employee termination, asset impairment and other charges	—	—	—	80	26	41	63	8	11	23	25	36	9	53	10	104
Charges related to arbitration award	—	—	—	—	—	—	—	681	13	13	13	13	14	1	—	—
Acquisition-related adjustments	14	14	125	—	—	—	—	7	13	—	—	—	—	—	3	—
Charges and Insurance Recoveries Related to Flooding, Net	—	199	15	—	—	—	—	—	(65)	—	—	—	—	(37)	—	—
Other	7	—	—	—	—	—	11	—	—	15	7	32	12	39	—	4
Tax Impact	—	—	(16)	(4)	—	88	—	—	—	—	—	—	—	—	—	—

Non-GAAP Net Income	$260	$358	$619	$872	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356
EPS	$1.01	$0.61	$1.96	$2.87	$2.06	$1.36	$1.60	$(1.12)	$2.05	$1.77	$1.55	$1.32	$1.76	$1.84	$1.63	$0.94
Non-GAAP EPS	$1.10	$1.51	$2.52	$3.35	$2.36	$2.09	$2.10	$1.96	$2.12	$2.19	$1.94	$1.85	$2.10	$2.26	$1.87	$1.51
Diluted Shares Outstanding	237	237	246	260	252	246	245	236	242	243	242	241	240	238	236	235
Non-GAAP Diluted Shares Outstanding[6]	237	237	246	260	252	246	245	243	242	243	242	241	240	238	236	235

Non-GAAP Financial Measures

Economic Profit: Economic profit (EP) is a non-GAAP financial measure defined as net operating profit after taxes less the value of invested capital multiplied by the weighted average cost of capital, where net operating profit after taxes is defined as income from operations minus tax expense and invested capital is defined as the sum of current debt, long-term debt and equity. Management uses EP to evaluate business performance and allocate resources, and it is a component in determining management’s incentive compensation. Management believes EP provides additional perspective to investors about financial returns generated by the business and represents profit generated over and above the cost of capital used by the business to generate that profit.

In millions	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Reconciliation of Operating Income (Loss) to R4Q Economic Profit
Operating Income (Loss)	$441	$293	$211	$240	$158	$172	$259	$162	$542	$808	$592	$478	$417	$(221)	$542	$478	$419	$352	$469	$466	$421	$255
Income Tax Provision	(40)	(27)	(14)	(14)	(13)	(12)	(19)	(15)	(55)	(56)	(59)	(133)	(15)	(35)	(37)	(37)	(31)	(30)	(37)	(20)	(28)	(27)

Net Operating Profit After Taxes	401	266	197	226	145	160	240	147	487	752	533	345	402	(256)	505	441	388	322	432	446	393	228
R4Q Net Operating Profit After Taxes	1,320	1,388	1,295	1,090	834	728	771	692	1,034	1,626	1,919	2,117	2,032	1,024	996	1,092	1,078	1,656	1,583	1,588	1,593	1,499
Invested Capital x WACC	(534)	(562)	(581)	(606)	(621)	(636)	(658)	(677)	(1,117)	(1,084)	(1,118)	(1,141)	(1,148)	(1,083)	(1,172)	(1,201)	(1,236)	(1,241)	(1,251)	(1,260)	(1,273)	(1,296)

R4Q Economic Profit	$786	$826	$714	$484	$213	$92	$113	$15	$(83)	$542	$801	$976	$884	$(59)	$(176)	$(109)	$(158)	$415	$332	$328	$320	$203

Formulas

Share = Units (HDD) / TAM

ASP = Revenue / Units (HDD)

Free Cash Flow = Cash Flow from Operations – Capital Expenditures

EBITDA = Net Income (Loss) + Interest + Income Tax Expense + Depreciation and Amortization

Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days)

Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days)

Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days)

Cash Conversion Cycle = DSO + DIO – DPO

Inventory Turns = 364 days / DIO

R4Q Economic Profit = R4Q Net Operating Profit After Taxes – (Invested Capital x WACC)

•	Invested Capital = Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders’ equity
•	WACC[7] = 11%

R4Q ROIC = R4Q (Net Income (Loss) + Interest Expense) / R4Q Average (Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders’ equity)

R4Q ROA = R4Q Net Income (Loss) / R4Q Average Total Assets

Footnotes

1.	ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates.
2.	Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media.
3.	Worldwide Headcount excludes temporary and contracted employees.
4.	Consumer Electronics includes gaming.
5.	PC includes shipments to distributors, second/third tier external HDD manufacturers, and white box manufacturers.
6.	Q4 FY13 non-GAAP EPS is calculated using the same number of shares used for Q4 FY13 GAAP EPS plus 7 million dilutive shares. Dilutive shares are not included in the Q4 FY13 GAAP EPS calculation as Q4 FY13 resulted in a net loss.
7.	WACC of 11% is an internal assumption.
8.	Q2 FY12 includes charges related to the flooding. Q4 FY13 includes charges related to the arbitration award.
9.	TAM is preliminary and based on internal information.
10.	Certain FY14 prior quarter amounts have been reclassified from gross profit, R&D and SG&A to the other charges line within operating expenses to conform to the annual presentation of FY14 in Part II, Item 8, Note 18 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K.
11.	Q1 FY15 cash conversion cycle calculated using 98 days due to a 14 week quarter. Q1 FY15 inventory turns calculated using 371 days due to a 53 week year.
12.	Non-PC revenue percentage includes consumer electronics, enterprise applications, branded products, and SSD.